UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2025

American Water Works Company, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34028

Delaware	51-0063696
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1 Water Street

Camden, NJ 08102-1658

(Address of principal executive offices, including zip code)

(856) 955-4001

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	AWK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 7, 2025, American Water Works Company, Inc. (“American Water”) entered into an additional forward sale agreement (each an “Additional Forward Sale Agreement,” and, collectively, the “Additional Forward Sale Agreements”) with each of Wells Fargo Bank, National Association, JPMorgan Chase Bank, National Association, and Mizuho Markets Americas LLC (with Mizuho Securities USA LLC acting as agent) (each, a “Forward Purchaser”), relating to an aggregate of 1,056,338 shares (the “Borrowed Optional Shares”) of American Water’s common stock, par value $0.01 per share (“Common Stock”).

On August 7, 2025, the Forward Sellers (as defined below) borrowed from third parties the Borrowed Optional Shares and the Forward Sellers sold the Borrowed Optional Shares in connection with the Additional Forward Sale Agreements to the underwriters named in the Equity Underwriting Agreement referred to under Item 8.01 below, for whom Wells Fargo Securities, LLC, J.P. Morgan Securities LLC and Mizuho Securities USA LLC, are acting as representatives.

The Additional Forward Sale Agreements provide for settlement on a settlement date or dates to be specified at American Water’s discretion on or prior to December 31, 2026. On a settlement date or dates, if American Water elects to physically settle one or more Additional Forward Sale Agreements, American Water will issue shares of Common Stock to the relevant Forward Purchaser at the then-applicable forward sale price. The forward sale price under the Additional Forward Sale Agreements is initially $139.657 per share, which is equal to the price to public per share less an underwriting discount reflected in the Equity Underwriting Agreement. Each Additional Forward Sale Agreement provides that the initial forward sale price will be subject to adjustment based on a floating interest rate factor equal to the overnight bank funding rate less a spread, and will be subject to decrease on each of certain dates specified in such Additional Forward Sale Agreement by amounts related to expected dividends on shares of Common Stock during the term of such Additional Forward Sale Agreement. If the overnight bank funding rate is less than the spread on any day, the interest rate factor will result in a reduction of the forward sale price for such day.

Each Additional Forward Sale Agreement will be physically settled unless American Water elects to settle such Additional Forward Sale Agreement in cash or to net share settle such Additional Forward Sale Agreement (which American Water has the right to do, subject to certain conditions, other than in the limited circumstances set forth in the Additional Forward Sale Agreements). American Water estimates that it will receive net proceeds of approximately $147.5 million, before deducting estimated offering expenses, subject to the price adjustment and other provisions of the Additional Forward Sale Agreements, in the event of full physical settlement of all of the Additional Forward Sale Agreements. If American Water elects cash settlement or net share settlement for all or a portion of the shares of Common Stock underlying the relevant Additional Forward Sale Agreement, American Water would expect such Forward Purchaser or one of its affiliates to purchase a number of shares of Common Stock corresponding to the portion for which American Water elects cash settlement or net share settlement in order to satisfy its or its affiliate’s obligation to return the shares of Common Stock such Forward Purchaser had borrowed in connection with sales of Common Stock and, if applicable in connection with net share settlement, to deliver shares of Common Stock to American Water. If the market value of Common Stock at the time of such purchase is above the applicable forward sale price at that time, American Water will pay or deliver, as the case may be, to the relevant Forward Purchaser under such Additional Forward Sale Agreement, an amount in cash, or a number of shares of Common Stock with a market value, equal to such difference multiplied by the number of shares of Common Stock underlying the relevant Additional Forward Sale Agreement subject to cash settlement or net share settlement, as the case may be. Conversely, if the market value of Common Stock at the time of such purchase is below the applicable forward sale price at that time, such Forward Purchaser will pay or deliver, as the case may be, to American Water under the relevant Additional Forward Sale Agreement, an amount in cash, or a number of shares of Common Stock with a market value, equal to such difference multiplied by the number of shares of Common Stock underlying the relevant Additional Forward Sale Agreement subject to cash settlement or net share settlement, as the case may be. American Water intends to use any net cash proceeds that it may receive upon a settlement of an Additional Forward Sale Agreement for general corporate purposes.

Each Forward Purchaser will have the right to accelerate each Additional Forward Sale Agreement to which it is a party (or, in certain cases, the portion thereof that such Forward Purchaser determines is affected by the relevant event) and require American Water to physically settle such Additional Forward Sale Agreement on a date specified by such Forward Purchaser if (i) in the good faith, commercially reasonable judgment of such Forward Purchaser, it or its affiliate is unable to borrow a number of shares of Common Stock equal to the number of shares to be delivered by American Water upon physical settlement of such Additional Forward Sale Agreement or such Forward Purchaser or its affiliate is unable to borrow such number of shares at a rate equal to or less than an agreed maximum stock loan rate; (ii) American Water declares any dividend or distribution on shares of Common Stock payable in (a) cash in excess of a specified amount (other than an extraordinary dividend), (b) securities of another company, or (c) any other type of securities (other than Common Stock), rights, warrants or other assets for payment (cash or other consideration) at less than the prevailing market price, as reasonably determined by such Forward Purchaser; (iii) certain ownership thresholds applicable to such Forward Purchaser are exceeded; (iv) an event is announced that, if consummated, would result in an extraordinary event (as defined in such Additional Forward Sale Agreement) including, among other things, certain mergers and tender offers, as well as certain events such as a delisting of the Common Stock (each as more fully described in the Additional Forward Sale Agreements); or (v) certain other events of default or termination events occur, including, among other things, any material misrepresentation made by American Water in connection with American Water’s entry into such Additional Forward Sale Agreement, American Water’s bankruptcy (except in certain circumstances described in the Additional Forward Sale Agreements) or certain changes in law (each as more fully described in the Additional Forward Sale Agreements).

The foregoing description of the Additional Forward Sale Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of each such Additional Forward Sale Agreement, which has been filed as Exhibit 10.1, Exhibit 10.2, and Exhibit 10.3 hereto, respectively, and each of which is incorporated by reference herein in response to this Item 1.01.

Item 8.01.	Other Events.

Equity Option Closing

As previously disclosed in American Water’s Current Report on Form 8-K filed on August 6, 2025, on August 4, 2025, American Water entered into an underwriting agreement (the “Equity Underwriting Agreement”) with Wells Fargo Securities, LLC, J.P. Morgan Securities LLC and Mizuho Securities USA LLC, as the representatives of the underwriters named therein (the “Equity Underwriters”), Wells Fargo Securities, LLC, J.P. Morgan Securities LLC and Mizuho Securities USA LLC, as the forward sellers (each, a “Forward Seller”), and each of the Forward Purchasers, related to the public offering and sale of an aggregate of 7,042,254 shares of Common Stock.

Under the terms of the Equity Underwriting Agreement, American Water granted the Equity Underwriters a 30-day option (the “Equity Option”) to purchase the Borrowed Optional Shares. On August 7, 2025, the Equity Underwriters exercised the Equity Option in full with respect to the Borrowed Optional Shares, and in connection therewith, on August 7, 2025, American Water entered into the Additional Forward Sale Agreements, each as described in Item 1.01 above, relating to the Borrowed Optional Shares. On August 8, 2025, American Water closed the offering and sale of the Borrowed Optional Shares.

The Borrowed Optional Shares were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-3 (File No. 333-277166).

This Current Report on Form 8-K is being filed, in part, to report the closing of the offering of the Borrowed Optional Shares and the sale of the Borrowed Optional Shares, and to include, as exhibits, certain documents executed in connection with such registered public offering and sale.

Closing of Offering of American Water Capital Corp. Senior Notes

On August 6, 2025, American Water Capital Corp. (“AWCC”), a wholly owned finance subsidiary of American Water, agreed to sell $900 million aggregate principal amount of its 5.700% Senior Notes due 2055 (the “Notes”) pursuant to an underwriting agreement, dated August 6, 2025, by and among AWCC and American Water, and U.S. Bancorp Investments, Inc., J.P. Morgan Securities LLC and PNC Capital Markets LLC, as representatives of the several underwriters named therein. The Notes have the benefit of a support agreement, dated June 22, 2000 and amended as of July 26, 2000, from American Water (the “Support Agreement”).

The Notes and the obligations of American Water represented by the Support Agreement were registered under the Securities Act, pursuant to a Registration Statement on Form S-3 (File Nos. 333-277166-01 and 333-277166). At the closing of this offering, on August 8, 2025, AWCC received, after deduction of underwriting discounts and before deduction of offering expenses, net proceeds of approximately $887.2 million. AWCC intends to use the net proceeds of the offering (1) to lend funds to American Water and its subsidiaries in its Regulated Businesses segment (which is comprised of utilities that provide water and wastewater services and are generally subject to regulation by state utility commissions or other entities engaged in utility regulation); (2) to repay commercial paper obligations of AWCC; and (3) for general corporate purposes.

The Notes were issued pursuant to the Indenture, dated as of December 4, 2009, by and between AWCC and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee, as supplemented by an officers’ certificate establishing the terms of the Notes.

This Current Report on Form 8-K is being filed, in part, to report the closing of the offering of the Notes and to include, as exhibits, certain documents executed in connection with such registered public offering and sale.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements in this Current Report on Form 8-K, including, without limitation, with respect to the future settlement of the Additional Forward Sale Agreements, adjustments to the forward sale price, and the amount of and intended use of net proceeds from any settlement of the Additional Forward Sale Agreements, are forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. In some cases, these forward-looking statements can be identified by words with prospective meanings such as “intend,” “plan,” “estimate,” “believe,” “anticipate,” “expect,” “predict,” “project,” “propose,” “assume,” “forecast,” “likely,” “uncertain,” “outlook,” “future,” “pending,” “goal,” “objective,” “potential,” “continue,” “seek to,” “may,” “can,” “should,” “will” and “could” or the negative of such terms or other variations or similar expressions. These forward-looking statements are predictions based on American Water’s current expectations and assumptions regarding future events. They are not guarantees or assurances of any outcomes, financial results of levels of activity, performance or achievements, and readers are cautioned not to place undue reliance upon them. The forward-looking statements are subject to a number of estimates and assumptions, and known and unknown risks, uncertainties and other factors. Actual results may differ materially from those discussed in the forward-looking statements included in this Current Report on Form 8-K as a result of the factors discussed in American Water’s Annual Report on Form 10-K for the year ended December 31, 2024, and subsequent filings with the SEC, and because of factors such as: the decisions of governmental and regulatory bodies, including decisions to raise or lower customer rates; the timeliness and outcome of regulatory commissions’ and other authorities’ actions concerning rates, capital structure, authorized return on equity, capital investment, system acquisitions and dispositions, taxes, permitting, water supply and management, and other decisions; changes in customer demand for, and patterns of use of, water and energy, such as may result from conservation efforts, or otherwise; limitations on the availability of American Water’s water supplies or sources of water, or restrictions on its use thereof, resulting from allocation rights, governmental or regulatory requirements and restrictions, drought, overuse or other factors; a loss of one or more large industrial or commercial customers due to adverse economic conditions, or other factors; present and future proposed changes in laws, governmental regulations and policies, including with respect to the environment (such as, for example, potential improvements or changes to existing Federal regulations with respect to lead and copper service lines and galvanized steel pipe), health and safety, data and consumer privacy, security and protection, water quality and water quality accountability, contaminants of emerging concern (including without limitation per- and polyfluoroalkyl substances (collectively, “PFAS”)), public utility and tax regulations and policies, and impacts resulting from U.S., state and local elections and changes in federal, state and local executive administrations; American Water’s ability to collect, distribute, use, secure and store consumer data in compliance with current or future governmental laws, regulations and policies with respect to data and consumer privacy, security and protection; weather conditions and events, climate variability patterns, and natural disasters, including drought or abnormally high rainfall, prolonged and abnormal ice or freezing conditions, strong winds, coastal and intercoastal flooding, pandemics and epidemics, earthquakes, landslides, hurricanes, tornadoes, wildfires, electrical storms, sinkholes and solar flares; the outcome of litigation and similar governmental and regulatory proceedings, investigations or actions; the risks associated with American Water’s aging infrastructure, and its ability to appropriately improve the resiliency of or maintain, update, redesign and/or replace, current or future infrastructure and systems, including its technology and other assets, and manage the expansion of its businesses; exposure or infiltration of American Water’s technology and critical infrastructure systems, including the disclosure of sensitive, personal or confidential information contained therein, through physical or cyber attacks or other means, and impacts from required or voluntary public and other disclosures, as well as civil class action and other litigation or legal, regulatory or administrative proceedings, related thereto; American Water’s ability to obtain permits and other approvals for projects and construction, update, redesign and/or replacement of various water and wastewater facilities; changes in American Water’s capital requirements; American Water’s ability to control operating expenses and to achieve operating efficiencies, and American Water’s ability to create, maintain and promote initiatives and programs that support the affordability of its regulated utility services; the intentional or unintentional actions of a third party, including contamination of American Water’s water supplies or the water provided to its customers; American Water’s ability to obtain and have delivered adequate and cost-effective supplies of pipe, equipment (including personal protective equipment), chemicals, power and other fuel, water and other raw materials, and to address or mitigate supply chain constraints that may result in delays or shortages in, as well as increased costs of, supplies, products and materials that are critical to or used in American Water’s business operations; American Water’s ability to successfully meet its operational growth projections, either individually or in the aggregate, and capitalize on growth opportunities, including, among other things, with respect to: acquiring, closing and successfully integrating regulated operations, including without limitation its ability to (i) obtain required regulatory approvals for such acquisitions, (ii) prevail in litigation or other challenges related to such acquisitions, and (iii) recover in rates the fair value of assets of the acquired regulated operations; American Water’s Military Services Group entering into new military installation contracts, price redeterminations, and other agreements and contracts, with the U.S. government; and realizing anticipated benefits and synergies from new acquisitions; in addition to the foregoing, various risks and uncertainties associated with the agreement to acquire certain water and wastewater systems from a subsidiary of Nexus Water Group, Inc., including: (i) the final amount of the rate base to be acquired, and the amount of post-closing adjustments to the purchase price, if any, as contemplated by the acquisition agreement; (ii) the various impacts and effects of (a) compliance, or attempted compliance with, the terms and conditions of the acquisition agreement, and/or (b) the completion of or, or actions taken by American Water to complete, the acquisition, on American Water’s operations, strategy, guidance, expectations and plans with respect to its regulated businesses (considered individually or together as a whole), its current or future capital expenditures, its current and future debt and equity capital needs, dividends, earnings (including earnings per share), growth, future regulatory outcomes, expectations with respect to rate base growth, and other financial and operational goals, plans, estimates and projections; and (iii) any requirement by American Water to pay a termination fee in the event the closing does not occur; risks and uncertainties following the completion of the sale of American Water’s former Homeowner Services Group business, including: American Water’s ability to receive amounts due, payable and owing under the amended secured seller note when due; and its ability to redeploy successfully and timely the net proceeds of such transaction into its regulated businesses; risks and uncertainties associated with contracting with the U.S. government, including ongoing compliance with applicable government procurement, security and cybersecurity regulations; cost overruns relating to improvements in or the expansion of American Water’s operations; American Water’s ability to successfully develop and implement new technologies and to protect related intellectual property; American Water’s ability to maintain safe work sites; American Water’s exposure to liabilities related to environmental laws and regulations, including those enacted or adopted and under consideration, and the substances related thereto, including without limitation copper, lead and galvanized steel, PFAS and other contaminants of emerging concern, and similar matters resulting from, among other things, water and wastewater service provided to customers; the ability of energy providers, state governments and other third parties to achieve or fulfill their greenhouse gas emission reduction goals, including without limitation through stated renewable portfolio standards and carbon transition plans; the inability of the Forward Purchasers (or their affiliates) to perform their obligations under the Additional Forward Sale Agreements and other disruptions or other changes in general economic, political, business and financial market conditions; access to sufficient debt and/or equity capital on satisfactory terms and as needed to support operations and capital expenditures; fluctuations in inflation or interest rates, and American Water’s ability to address or mitigate the impacts thereof; the ability to comply with affirmative or negative covenants in the current or future indebtedness of American Water or any of its subsidiaries, or the issuance of new or modified credit ratings or outlooks by credit rating agencies with respect to American Water or any of its subsidiaries (or any current or future indebtedness thereof), which could increase financing costs or funding requirements and affect American Water’s or its subsidiaries’ ability to issue, repay or redeem debt, pay dividends or make distributions; fluctuations in the value of, or assumptions and estimates related to, its benefit plan assets and liabilities, including with respect to its pension and other post-retirement benefit plans, that could increase expenses and plan funding requirements; changes in federal or state general, income and other tax laws, including (i) future significant tax legislation or regulations

(including without limitation impacts related to the Corporate Alternative Minimum Tax), and (ii) the availability of, or American Water’s compliance with, the terms of applicable tax credits and tax abatement programs; migration of customers into or out of its service territories and changes in water and energy consumption resulting therefrom; the use by municipalities of the power of eminent domain or other authority to condemn the systems of one or more of American Water’s utility subsidiaries, including without limitation litigation and other proceedings with respect to the water system assets of its California subsidiary located in Monterey, California, or the assertion by private landowners of similar rights against such utility subsidiaries; any difficulty or inability to obtain insurance for American Water, its inability to obtain insurance at acceptable rates and on acceptable terms and conditions, or its inability to obtain reimbursement under existing or future insurance programs and coverages for any losses sustained; the incurrence of impairment charges, changes in fair value and other adjustments related to American Water’s goodwill or the value of its other assets; labor actions, including work stoppages and strikes; American Water’s ability to retain and attract highly qualified and skilled employees and talent; civil disturbances or unrest, or terrorist threats or acts, or public apprehension about future disturbances, unrest, or terrorist threats or acts; and the impact of new, and changes to existing, accounting standards.

These forward-looking statements are qualified by, and should be read together with, the risks and uncertainties set forth above, and the risk factors included in American Water’s annual, quarterly and other SEC filings, and readers should refer to such risks, uncertainties and risk factors in evaluating such forward-looking statements. Any forward-looking statements American Water makes shall speak only as of the date of this press release. American Water does not have any obligation, and specifically disclaims any undertaking or intention, to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or otherwise. New factors emerge from time to time, and it is not possible for American Water to predict all such factors. Furthermore, it may not be possible to assess the impact of any such factor on American Water’s businesses, either viewed independently or together, or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. The factors set forth above in this press release should not be construed as exhaustive.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

The following exhibits to this Current Report have been provided herewith as noted below:

Exhibit No.	Description

1.1*	Underwriting Agreement, dated August 6, 2025, by and among AWCC, American Water, U.S. Bancorp Investments, Inc., J.P. Morgan Securities LLC and PNC Capital Markets LLC, as representatives of the several underwriters named therein with respect to the Notes.

4.1*	Officers’ Certificate of AWCC, dated August 8, 2025, establishing the terms of the Notes.

5.1*	Opinion of Morgan, Lewis & Bockius LLP with respect to the Borrowed Optional Shares.

5.2*	Opinion of Morgan, Lewis & Bockius LLP with respect to the Notes.

10.1*	Additional Forward Sale Agreement, dated August 7, 2025, by and between American Water and Wells Fargo Bank, National Association, in its capacity as a Forward Purchaser.

10.2*	Additional Forward Sale Agreement, dated August 7, 2025, by and between American Water and JPMorgan Chase Bank, National Association, in its capacity as a Forward Purchaser.

10.3*	Additional Forward Sale Agreement, dated August 7, 2025, by and between American Water and Mizuho Markets Americas LLC (with Mizuho Securities USA LLC, acting as agent), in its capacity as a Forward Purchaser.

23.1*	Consent of Morgan, Lewis & Bockius LLP (included in Exhibit 5.1).

23.2*	Consent of Morgan, Lewis & Bockius LLP (included in Exhibit 5.2).

104	Cover Page Interactive Data File (the cover page XBRL tags are included and formatted as Inline XBRL).

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN WATER WORKS COMPANY, INC.

Dated: August 8, 2025	By:	/s/ DAVID M. BOWLER
David M. Bowler
Executive Vice President and Chief Financial Officer

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